                                                                 EXHIBIT 23(4)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 14, 1996 included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1998 into this Registration Statement on Form S-3.



                                         /s/ LUND KOEHLER COX & COMPANY, PLLP

Minneapolis, Minnesota


July 7, 1998